Other Current Assets	6 Months Ended
Jun. 30, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current Assets

12. OTHER CURRENT ASSETS

As of June 30, 2019 and December 31, 2018, other current assets consist of:

	June 30,	December 31,
	2019	2018
	(Unaudited)
Advances to unrelated-parties (ii)	$3,539,225	$3,223,897
Receivable from sale of the deposit of the land use right(i)	2,916,073	2,911,567
Advances to employees	43,792	65,258
Other current assets	152,619	104,000
	$6,651,709	$6,304,722

(i)	The Company planned to purchase land use rights in Dongguan City for expansion of operations in manufacturing and office building in 2010. Under the terms of the purchase agreement with Dongguan Fenggang Municipal Government (the “Local Government”), IST paid approximately $14.0 million (RMB 90.8 million) in total with the Local Government as security deposit for purchase of land use rights, which was refundable, if the Company was to terminate the agreement. In September 2016, the Company terminated the purchase agreement because of the shift of the Company’s business strategy and transformation of the Company’s business. The Company sold deposit receivable of approximately $13.0 million (RMB 90.2 million) without recourse to an unrelated party, Dongguan Dongyi Industrial Co., Ltd. (“Dongyi”), in a consideration of approximately $10.4 million (RMB 72.2 million) with an installment payment plan which runs through December 31, 2019. For the years ended December 31, 2018, the Company received approximately $3.5 million from Dongyi.

The transaction was governed by FASB ASC 860-20, Sales of Financial Assets. The Company recognized and recorded a loss of approximately $2.7 million from the sale in the consolidated statement of operations for the year ended December 31, 2016.

(ii)	The advances to unrelated parties for business development, and are non-interest bearing and due on demand.